AMENDMENT NO. 3 TO SECURED TERM NOTE AND CONSENT

      This Amendment No. 3 to Secured Term Note and Consent (this "Amendment"), dated as of June 30, 2006, is entered into by and between DATALOGIC INTERNATIONAL, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Secured Convertible Term Note, dated January 20, 2006 (as amended, modified or supplemented from time to time, the "Secured Term Note") issued by the Company pursuant to the Securities Purchase Agreement dated as of January 20, 2006, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement" and, together with the Secured Term Note and the other Related Agreements (as defined in the Securities Purchase Agreement), the "Loan Documents"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Secured Term Note.

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Secured Term Note as set forth herein; and

      WHEREAS, Laurus has agreed to release on the terms and conditions set forth herein certain Collateral of the Company identified in Exhibit A attached hereto (the "Purchased Assets") in connection with the sale by the Company of such Purchased Assets to a third-party in an arms-length transaction.

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Laurus hereby consents to the execution and performance by the Company and its Subsidiaries of (i) the Asset Purchase Agreement, dated June 30, 2006, among the Company, IPN Communications, Inc. and Huron Holdings, Inc. in the form of Exhibit B hereto (the "Asset Purchase Agreement"), (ii) the Assignment and Assumption Agreement in the form attached as Exhibit C to the Asset Purchase Agreement and (iii) the Technology License Agreement in the form of Exhibit B to the Asset Purchase Agreement (the "Technology License
Agreement").   Without limiting the foregoing, Laurus consents to the sale of the Purchased Assets to Huron Holdings, Inc. for a purchase price of no more than $450,000 in cash and the issuance by Huron Holdings, Inc. to the Company of a promissory note in the initial principal amount of $250,000 and hereby releases any and all of it security interests in the Purchased Assets arising under the Master Security Agreement or otherwise effectively immediately upon consummation of the sale of the Purchased Assets.

      2. Upon consummation of the closing of the transactions contemplated by the Asset Purchase Agreement, the Company agrees to make a payment of the Principal Amount of the Secured Term Note equal to $225,000 (the "Prepayment"). The Prepayment shall be deemed to be made pursuant to Section
1.2 of the Secured Term Note and shall be applied against the Company's obligations under the Secured Term Note to make payments of the Monthly Amount on the Amortization Dates immediately following the date of the Prepayment, until the full amount of the Prepayment is applied in respect of such payments. The Prepayment shall be made



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without premium or penalty.  Failure by the Company to apply the Prepayment in partial repayment of the Company's obligations under the Secured Term Note immediately upon consummation of the closing of the transactions contemplated by the Asset Purchase Agreement shall give rise to an immediate Event of Default under the Secured Term Note.

      3. This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus.

      4. Except as specifically set forth in this Amendment, there are no other amendments to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

      5. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

      6. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that this Amendment and the transactions contemplated in the Asset Purchase Agreement are material. The Company agrees to file an 8-K within 4 days of the date hereof and in the form otherwise prescribed by the SEC.

      7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


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      IN WITNESS WHEREOF, each of the Company and Laurus has caused this
Amendment to the Secured Term Note to be signed in its name effective as of this 30th day of June, 2006.

                                DATALOGIC INTERNATIONAL, INC.

                                    /s/ Keith Moore
                                By:________________________________
                                    Name: Keith Moore
                                    Title: CEO



                                LAURUS MASTER FUND, LTD.

                                    /s/ Eugene Grin
                                By:______________________________
                                    Name: Eugene Grin
                                    Title: Director

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                            EXHIBIT A
                         PURCHASED ASSETS




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                            EXHIBIT B
                     ASSET PURCHASE AGREEMENT



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                            EXHIBIT C
                   TECHNOLOGY LICENSE AGREEMENT